EXHIBIT 10.3

AZTAR CORPORATION
NON-QUALIFIED OPTION TO PURCHASE STOCK

Number of Option Shares: _______________

Date of Grant:    _______________                         Expiration Date: ________________

             Aztar Corporation, a Delaware corporation (the "Company"), pursuant to its 2004 Employee Stock Option and Incentive Plan (the "Plan), a copy of the Plan is attached hereto, and a copy of the Prospectus will be provided to you upon the Registration of the Stock, hereby grants to _____________ (the "Employee") a non-qualified option to purchase _______ shares of Common Stock of the Company, par value $0.01 per share ("Common Stock"), at a price of ______________________________________ per share, on the terms and subject to the conditions hereinafter set forth. Acceptance of this option will be deemed to be subject to the conditions hereinafter set forth. Acceptance of this option will be deemed to be agreement by the Employee to the terms and conditions set forth in this option and the Plan. Any capitalized terms used herein that are not otherwise defined shall have the meaning provided in the Plan.

             1.              Expiration and Vesting. Except as provided below, this option shall expire on the tenth anniversary of the Date of Grant provided above and, except as otherwise provided in Section 8 hereof, shall be exercisable to the extent of 33 1/3% of the number of option shares provided above after _________; 66 2/3% after ______________; and in full after ___________.

             2.              Change in Control. Notwithstanding Section 1 above, and except as otherwise provided in Section 8 hereof, if during the term of this option:

           (1)        the "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of securities representing more than 30% of the combined voting power of the Company is acquired by any "person" as defined in sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), or

           (2)        the consummation of a definitive agreement to merge or consolidate the Company with or into another Company (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation), or to sell or otherwise dispose of all or substantially all of its assets, or

(3) the Company adopts a plan of liquidation, or

           (4)        during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period), then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date of any such stockholder approval or adoption, or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable, this option will be exercisable and nonforfeitable in full, whether or not otherwise exercisable or forfeitable.

             3.              Termination of Employment. This option may not be exercised unless the Employee is then in the employ of the Company or a division or Subsidiary thereof (or a Company or a parent or Subsidiary Company of such Company issuing or assuming the Option in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code") applies), and unless the Employee has remained continuously so employed since the date of grant of the option. In the event that the employment of Employee shall terminate (other than by reason of death, Disability (as defined in the Plan) or Retirement), this option to the extent it is exercisable at the time of such termination may, unless earlier terminated in accordance with its terms, be exercised within ninety (90) days after the date of such termination; provided, however, that if the employment of the Employee shall terminate for cause, this option shall, to the extent not theretofore exercised, terminate forthwith. Notwithstanding the foregoing, the Compensation and Stock Option Committee (the "Committee") in its discretion may extend the period of exercisability of this option. Nothing in the Plan or in this option shall confer upon the Employee any right to continue in the employ of the Company or any of its divisions or Subsidiary Companies or interfere in any way with the right of the Company or any such division or Subsidiary Company to terminate such employment.

            If the Employee should die or incur a Disability while employed by the Company or a Subsidiary Company thereof, or within ninety (90) days after the date of termination of Employee's employment other than for cause, the unvested portion of this option shall become vested on such date and this option may, unless earlier terminated in accordance with its terms, be exercised by the Employee or by the Employee's estate or by a person who acquired the right to exercise this option by bequest or inheritance or otherwise by reason of the death or disability of the Employee, at any time within thirty-six (36) months after the date of death or disability of the Employee.

            In the event of the Employee's Retirement from the Company or a subsidiary Company thereof, this option (to the extent otherwise exercisable) may, unless earlier terminated in accordance with its terms, be exercised by the Employee at any time within eighteen (18) months after the date of Retirement of the Employee. "Retirement" shall mean such time that the Employee is at least fifty-five (55) years of age and is no longer actively employed in the work force. Notwithstanding the above, if the Employee becomes employed by a competitor of the Company, the Employee's option hereunder shall expire on the later of ninety (90) days after the date of the Employee's termination of employment, or the date employee is hired by such competitor.

             "Additional Retirement Provision" - If the Employee meets the retirement criteria outlined in this paragraph, this paragraph supersedes the previous paragraph. If the Employee has attained the age of sixty (60) years and has completed ten (10) years of service to the Company, options under this option grant that are not vested on the retirement date shall become vested on such date and unless earlier terminated in accordance with their terms, shall be exercisable by the Employee at any time within thirty-six (36) months after the retirement date. If the Employee shall die or become disabled during this thirty-six month period, the option may be exercised by the Employee's estate or by a person who acquired the right to exercise this option by bequest or inheritance or otherwise by reason of the death or disability of the Employee.

             4.              No Assignment. During the lifetime of the Employee, this option is exercisable only by the Employee and neither this option nor any right or privilege pertaining thereto may be transferred, assigned, pledged or hypothecated in any way, by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or any right or privilege pertaining thereto, otherwise than by will or by the laws of descent and distribution, or upon the levy of any execution, attachment or similar process thereupon, this option, and all rights and privileges given hereby shall immediately become null and void.

             5.              Exercise of Option. Subject to the conditions set forth herein, this option may be exercised only by the execution and delivery by the Employee (or any person entitled to act under Section 3 hereof) to the Company of a written notice of exercise specifying the number of shares to be purchased and accompanied by payment in full for the shares purchased, either (i) in cash; (ii) by the delivery of such number of shares of the Company's Common Stock multiplied by the last sale price of such Common Stock on the New York Stock Exchange ("NYSE") on the day such notice is received by the Company (or if no sale of such Common Stock shall have been made on NYSE on that date, on the next preceding day on which there was a sale) which equals the option price stated in this option multiplied by the number of shares subject to that portion of this option in respect of which such notice shall be given; or (iii) any combination of cash and shares of the Company's Common Stock valued as of the date and in the manner provided in (ii) above. No fractional share of Common Stock shall be issued or transferred and any such fractional share shall be eliminated by the Employee paying the Company, in cash, an amount necessary to round the fraction up to a full share.

             6.              Delivery of Shares. The Company shall, upon payment of the exercise price per share for the number of shares purchased and paid for, make prompt delivery to the Employee of a certificate or certificates evidencing such shares.

             7.              Tax Withholding. It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon the exercise of this option that the Employee (or any person entitled to act under Section 3 hereof) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by the Company by reason of the exercise of this option. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of this option.

             8.              Other Restrictions. Notwithstanding the provisions of Sections 1 and 2 hereof, the exercise of this option, and the Company's obligation to sell and deliver shares of Common Stock pursuant to any such exercise, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or government agency as may be required, including, without limitation, the qualification of the Employee by the New Jersey Casino Control Commission pursuant to the New Jersey Casino Control Act. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock prior to (i) the admission of such shares to listing on any stock exchange on which the stock may then be listed and (ii) the completion of any registration or other qualification of such shares under any state or Federal law or rulings or regulations of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

             9.              Amendment. Except as provided herein, this option may not be amended or otherwise modified in a manner that is adverse to the interests of the Employee unless evidenced in writing and signed by the Company and the Employee.

             10.             Binding on Successors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Employee and, to the extent applicable, the Employee's legal representative.

             11.             Governing Law. The validity, interpretation, performance and enforcement of this option and the Employee's rights hereunder shall for all purposes be governed by the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

             12.             2004 Employee Stock Option and Incentive Plan. The provisions hereof shall be subject to all the terms, provisions and conditions of the Plan (as amended from time to time by the Board of Directors of the Company within the limitations permitted by the Plan) and the rules and regulations relating to the Plan prescribed by the Committee, and this option and the Plan and said rules and regulations relating thereto shall be construed as one instrument and in the event of any inconsistency the provisions of the Plan as interpreted and construed by the Committee shall control.

             13.             Notices. All notices required hereby shall, unless otherwise provided herein, be mailed or delivered to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

                                                                        AZTAR CORPORATION

                                                                        By: ________________________
                                                                              Aztar Corporation
                                                                              2390 E. Camelback Road, Suite 400
                                                                              Phoenix, AZ 85016
                                                                              Attn: Vice President, Administration

The foregoing option is hereby accepted on the terms and conditions set forth herein.

                                                                               ___________________________
                                                                               Employee's Signature

______________________                                   ____________________________
                                                                               Employee's Social Security Number
______________________

______________________
Employee's Address